UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/16/2011

VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34807

Delaware	11-3200514
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Service Road
Melville, NY 11747
(Address of principal executive offices, including zip code)

(631) 962-9600
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Director.

Effective November 16, 2011, Richard Nottenburg resigned from the Verint Systems Inc. ("Verint") Board of Directors and all committees thereof. Mr. Nottenburg's resignation was not the result of any disagreement with Verint or its operations, policies, or practices and was tendered at the request of Comverse Technology, Inc. ("Comverse"), Verint's majority stockholder, in connection with his departure from the Comverse board of directors at its annual meeting of shareholders on November 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date: November 17, 2011	By:	/s/ Peter Fante
Peter Fante
Chief Legal Officer